Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 16	Earnings Per Share
The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2023	2022	2021
Net income attributable to U.S. Bancorp	$5,429	$5,825	$7,963
Preferred dividends	(350)	(296)	(303)
Impact of preferred stock call and redemption	—	—	(17)	(a)
Earnings allocated to participating stock awards	(28)	(28)	(38)
Net income applicable to U.S. Bancorp common shareholders	$5,051	$5,501	$7,605
Average common shares outstanding	1,543	1,489	1,489
Net effect of the exercise and assumed purchase of stock awards	—	1	1
Average diluted common shares outstanding	1,543	1,490	1,490
Earnings per common share	$3.27	$3.69	$5.11
Diluted earnings per common share	$3.27	$3.69	$5.10
(a)Represents stock issuance costs originally recorded in preferred stock upon the issuance of the Company’s Series I and Series F Preferred Stock that were reclassified to retained earnings on the date the Company announced its intent to redeem the outstanding shares.
Options outstanding at December 31, 2023 and 2022, to purchase 3 million and 1 million common shares, respectively, were not included in the computation of diluted earnings per share for the years ended December 31, 2023 and 2022, because they were antidilutive.